Exhibit 99.1
Martek Biosciences Investor Presentation Citigroup Healthy Lifestyles Seminar September 2008

Sections of this presentation contain forward-looking statements concerning, among other things, expectations regarding future revenue growth, product introductions, production expansion, capital expenditures and gross margins. These statements are based upon numerous assumptions that Martek cannot control and involve risks and uncertainties that could cause actual results to differ. These statements should be understood in light of the risk factors set forth in the Company's filings with the SEC. Forward Looking Statements

Martek discovers, develops and manufactures proprietary innovative products that improve human health and well-being through nutrition. Martek Biosciences

A leading producer of patented nutritional oils including DHA omega-3 and ARA omega-6 DHA + ARA - important for brain and eye development in infants Martek is the global leader in providing DHA omega-3 and ARA omega-6 for use in infant formula DHA - a long-chain omega-3 fatty acid = a "good fat" Expanding DHA use in additional large markets including perinatal products, supplements and food and beverages - based on growing body of scientific data supporting DHA's lifetime benefits for brain, eye and heart health Developing a new product pipeline for future growth including high potency DHA for potential pharmaceutical applications Company Overview

Why we need DHA Numerous clinical studies and scientific research confirm that DHA is an important nutrient for brain, eye and heart health throughout life DHA is 97% of the omega-3 fats in the brain DHA is 93% of the omega-3 fats in the retina DHA is a key component of the heart Despite the benefits, daily DHA intake in the U.S. is low (~30-80 mg) relative to recommendations (~200mg) Current dietary sources of DHA are inadequate Processed foods common in the western diet lack DHA Flax is a source of ALA, not DHA Mixed consumer perceptions of fish and fish oil sources of DHA (oceanic/environmental contaminants, allergens, environmental sustainability, taste)

DHA is Important Throughout Life Pregnancy Maternal Health & Outcomes Promotes maternal DHA status Increases DHA content of breast milk Promotes fetal brain and eye development Infants & Children Brain & Eye Development and Function Improves visual acuity Promotes cognitive performance Children & Adults Cardiovascular Heart Health Lowers triglycerides Increases HDL Maintains/lowers heart rate Modest reductions in blood pressure at higher doses Adults Brain & Eye Health and Function Maintains DHA blood levels which is associated with: less cognitive decline lower risk of dementia lower risk of age- related macular degeneration

Brain Higher DHA levels are associated with improved listening comprehension and vocabulary skills in preschool children. (Clinical Pediatrics, May 2008) DHA increases levels of a specific protein (LR11) which decreases beta amyloid accumulation in the brain and may play an important role in preventing late-onset AD. (Journal of Neuroscience, Dec. 2007) In an Alzheimer's mouse model, supplementation with Martek's DHA oils reduced the accumulation of both amyloid-beta and tau, two indicators of Alzheimer's in humans. (Journal of Neuroscience, April 2007) Martek's DHA and ARA supplementation of infants improved verbal IQ scores compared to controls in children at 4 yrs of age. (Early Human Development, May 2007) Heart DHA supplementation decreases remnant-like particle-cholesterol and increases the (n-3) index in hypertriglyceridemic men. (Journal of Nutrition, October 2007) Martek's DHA improves blood triglyceride lipid levels. (American Journal of Clinical Nutrition, September 2007) In subjects with coronary artery disease (most of whom were on statins), both Martek DHA and fish oil significantly lowered triglycerides, but only Martek's DHA increased HDL. The authors concluded that there was no added benefit provided by EPA for lowering triglycerides at levels used in the study, and that Martek's DHA was better tolerated than fish oil. (Journal of the American College of Nutrition, December 2006) Eye Supplementation with DHA during pregnancy leads to a better visual testing outcome in infants compared to infants from mothers who didn't receive DHA supplementation. The authors believe that a DHA deficient population exists amongst pregnant women. (American J. Clinical Nutrition, March 2008) The higher the intake of dietary DHA, the lower the severity of baseline age-related macular degeneration. (Progress in Retinal and Eye Research, 2007) Science Demonstrating DHA's Benefits for Brain, Eye, and Heart Continues to Build 7

Increasing revenue Growing infant formula, primarily outside the U.S. Further expanding DHA sales in non-infant formula markets Building the life'sDHA(tm) brand Signing DHA supply agreements Gaining broader distribution of supplements containing life'sDHA(tm) Increase product launches by growing consumer awareness and by making it easier for customers to add life'sDHA(tm) to their food and beverage products Increasing profitability Improve gross margins Build for the future New products for future growth 2008 Focus Areas

28 licensees representing approximately 70% of the worldwide market 95%+ penetration of U.S. market (U.S. = $170m-$190m market opportunity) # of U.S. births has trended up in recent years, with 2007 hitting an all-time high (4.3 million births), slightly surpassing previous highs set during the "baby boom" years ~40% penetration of International markets - growth driver, primarily Asia (Intl. = $300m-$325m market opportunity) Infant Formula Market 12% - 13% growth vs. FY'07* *Guidance provided 09/04/08.

Broadening the Use of DHA Nutrition Beyond Infant Formula Prenatal vitamins and supplements Supplements for the general population Food and beverage products Animal food and feeds Initial consumers targeted have been moms and their children, baby boomers, and other health conscious consumers Pharmaceutical Applications Cardiovascular Cognitive

Perinatal Products and Supplements Prescription prenatal vitamins Dietary Supplements OTC prenatal vitamins Recent product launches in CVS and Walgreen's (#1 and #2 pharmacy chains)

Replicate the successful infant formula market development strategy Establish long-term partnerships with the market leaders Use of Martek logo on product packaging Leverage the branding and marketing expertise of partners to: Develop the life'sDHA(tm) brand Educate consumers / build awareness of the benefits of life'sDHA(tm) Martek as exclusive DHA supplier Food and Beverage Market Development Strategy

Key Product Launches - Food & Beverage 2008 (YTD) 2007 2006 Stella cake Just Launched!

Food & Beverage Category Expansion 2008 2007 2006 Soy beverages Yogurt / yogurt drinks Soy beverages Yogurt / yogurt drinks Fluid milk Fruit juice Baby food Sushi Nutrition bar Chocolate bar Meat Cheese sauce Soy beverages Yogurt / yogurt drinks Fluid milk Fruit juice Baby food Sushi Nutrition bar Chocolate bar Meat Cheese sauce Cooking oils Bread Butter Frozen foods Smoothies Meat alternatives Cheddar cheese

Animal Nutrition Expanding the use of DHA in two distinct market segments: 1) animal nutrition (e.g. feeds for swine, poultry, & equine) and 2) companion animals (e.g. pet foods for cats & dogs) October 2007 - signed a global distribution agreement with U.S.- based Novus International, a $700 million animal health & nutrition company Focusing on poultry and swine nutrition Working with Advanced BioNutrition for aquaculture nutrition

Higher price than fish oil, but: Sustainability Vegetarian Source (Universal Appeal) Relative Ease of Formulation Real and Perceived Risks of Fish Oil High Quality and Martek's comprehensive array of resources made available to partners in support of developing and marketing products fortified with life'sDHA(tm) Why Martek's life'sDHA(tm)?

Lower cost delivery forms of DHA DHA food and beverage applications DHA in plants Collaboration agreement for DHA-rich canola oil signed May 2008 with Dow AgroSciences Other high-value products that provide health benefits through nutrition High potency DHA for potential pharmaceutical applications New Products In Development

Two Manufacturing Sites Kingstree, SC and Winchester, KY Dual-plant production capacity Capable of both DHA and ARA production Both plants rated "Superior" by AIB FDA inspected DSM - ARA production partner Plants in Capua, Italy and Belvidere, NJ Multinational fine chemical / fermentation company Infrastructure in place to support approximately $500+ million in annualized sales Production Capabilities

Non-Infant Formula Revenue Trend $11.5 $22.9 $31- $33 *Company guidance provided 09/04/08. Non-Infant Formula nutritional revenue expecting growth in all segments vs. FY'07 ~40% growth vs. FY'07*

FY'04 FY'05 FY'06 FY'07 FY'08E Gross Margin 0.377 0.388 0.36 0.37 0.41 Gross Margin Revenue ($ millions) Gross Margin Non-GAAP EPS* *Excludes restructuring charges, tax gain $349-$353 $1.06- $1.09 Annual Financial Performance + FY'08 Guidance* Infant formula Y/Y growth of 12-13%, up vs. prior guidance of 9%-11% Significant increase in cash flow from operations vs. FY'07 EPS of $1.06 - $1.09, up vs. prior guidance of $1.01 - $1.05 *Guidance provided 09/04/08. 20 Current forecast range* A reconciliation of non-GAAP EPS to GAAP EPS can be found on our website at www.martek.com.

The global leader in DHA and ARA for infant formula Science in support of lifetime health benefits of DHA continues to grow International growth opportunities in infant formula, and DHA gaining traction in food and beverage, perinatal products and supplements markets Existing assets/infrastructure capable of supporting future growth and gross margin improvement Developing new products to address consumer demand for health and wellness throughout the lifecycle Summary